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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 18, 2002



                                 SURGICARE, INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                                   58-1597246
                      (I.R.S. Employer Identification No.)


          12727 KIMBERLY LANE, SUITE 200 HOUSTON, TEXAS 77024 (Address of principal executive offices including zip code)


                                 (713) 973-6675
              (Registrant's telephone number, including area code)

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      ITEM 5.     OTHER EVENTS

      The Company has commenced a private tender offer to acquire a majority of the outstanding limited partnership interests of San Jacinto Surgery Center, Ltd. The Company currently owns 10% of the outstanding limited partnership interests. The Company's offer expires March 31, 2002 unless extended. Conditions to close include the tender of a minimum of 41% of the outstanding limited partnership interests as well as other standard closing conditions.


      ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired.  None.

      (b)   Pro forma financial information.  None.

      (c)   Exhibits.  None.


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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SURGICARE, INC.




                                   By: //s// CHARLES COHEN
                                   --------------------------------
                                       Charles Cohen, Co-CEO


DATE: March 18, 2002